EXCHANGE PLACE ADVISORS TRUST
(formerly, North Square Investments Trust)

(the “Trust”)

NORTH SQUARE SPECTRUM ALPHA FUND Class A: ORIGX; Class I: ORIYX	NORTH SQUARE PREFERRED AND INCOME SECURITIES FUND Class I: ORDNX

NORTH SQUARE DYNAMIC SMALL CAP FUND Class A: ORSAX; Class I: ORSIX	NORTH SQUARE TACTICAL GROWTH FUND Class A: ETFAX; Class C: ETFCX; Class I: ETFOX

NORTH SQUARE TACTICAL DEFENSIVE FUND Class A: ETFRX; Class C: ETFZX; Class I: ETFWX

(each a “Fund” and collectively, the “Funds”)

Supplement dated July 30, 2024 to each Fund’s
Summary Prospectus and Prospectus
each dated September 28, 2023, as supplemented

This Supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus and should be read in conjunction with the Summary Prospectus and Prospectus.

In accordance with regulatory changes requiring each Fund to compare its performance over time to the performance of a benchmark that represents the overall applicable market, each Fund’s regulatory benchmark is noted below. References to other benchmark indexes in each Fund’s Summary Prospectus and Prospectus remain in effect. These additional index(es) provide a means to compare that Fund’s average annual returns to a benchmark that the Fund’s investment adviser believes is representative of the Fund’s investment universe.

Fund Name	Regulatory Benchmark
North Square Spectrum Alpha Fund	Russell 3000® Total Return Index
North Square Preferred and Income Securities Fund	Bloomberg U.S. Aggregate Bond Index
North Square Dynamic Small Cap Fund	Russell 3000® Total Return Index
North Square Tactical Growth Fund	Russell 3000® Total Return Index
North Square Tactical Defensive Fund	Russell 3000® Total Return Index

Please retain this Supplement for future reference.